Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-180475) pertaining to the 2010 Equity Incentive Plan and the 2012 Incentive Plan of Verastem, Inc.,
(2)	Registration Statement (Form S-8 No. 333-190578) pertaining to the 2012 Incentive Plan of Verastem, Inc.,
(3)	Registration Statement (Form S-8 No. 333-201075) pertaining to the 2014 Inducement Award Program of Verastem, Inc.,
(4)	Registration Statement (Form S-8 No. 333-201076) pertaining to the 2012 Incentive Plan of Verastem, Inc.,
(5)	Registration Statement (Form S-8 No. 333-211235) pertaining to the 2012 Incentive Plan of Verastem, Inc.,
(6)	Registration Statement (Form S-8 No. 333-218768) pertaining to the 2014 Inducement Award Program of Verastem, Inc.,
(7)	Registration Statement (Form S-8 No. 333-218769) pertaining to the 2012 Incentive Plan of Verastem, Inc.,
(8)	Registration Statement (Form S-8 No.333-223616) pertaining to the 2014 Inducement Award Program of Verastem, Inc.,
(9)	Registration Statement (Form S-8 No.333-228309) pertaining to the 2014 Inducement Award Program of Verastem, Inc.,
(10)	Registration Statement (Form S-8 No.333-229430) pertaining to the 2018 Employee Stock Purchase Plan, 2012 Amended and Restated Incentive Plan, and 2014 Inducement Award Program of Verastem, Inc.,
(11)	Registration Statement (Form S-8 No. 333-238877) pertaining to the Amended and Restated 2012 Incentive Plan of Verastem, Inc.,
(12)	Registration Statement (Form S-3 No. 333-237332) of Verastem, Inc.,
(13)	Registration Statement (Form S-8 No. 333-257111) pertaining to the 2021 Equity Incentive Plan of Verastem, Inc.,
(14)	Registration Statement (Form S-3 No. 333-270794) of Verastem, Inc.,
(15)	Registration Statement (Form S-3 No. 333-275408) of Verastem, Inc.,
(16)	Registration Statement (Form S-8 No. 333-277948) pertaining to the 2014 Inducement Award Program of Verastem, Inc.,
(17)	Registration Statement (Form S-8 No. 333-279826) pertaining to the Amended and Restated 2021 Equity Incentive Plan of Verastem, Inc.,
(18)	Registration Statement (Form S-3 No. 333-285972) of Verastem, Inc.,
(19)	Registration Statement (Form S-3 No. 333-287235) of Verastem, Inc.,
(20)	Registration Statement (Form S-3 No. 333-289399) of Verastem, Inc., and
(21)	Registration Statement (Form S-8 No. 333-291253) pertaining to the 2014 Inducement Award Program of Verastem, Inc.

of our report dated March 4, 2026 with respect to the consolidated financial statements of Verastem, Inc. included in this Annual Report (Form 10-K) of Verastem, Inc. for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 4, 2026